SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): July 17, 1998


                          The Stanley Works
               (Exact name of registrant as specified in charter)


  Connecticut               1-5224              06-058860
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111




                         Not Applicable
   (Former name or former address, if changed since last report)











                        Page 1 of 6 Pages
                Exhibit Index is located on Page 4

     Item 5.   Other Events.


               1.   On July 17, 1998, the Registrant issued
cautionary statements relating to certain forward looking statements made at a presentation to analysts. Attached as Exhibit (20)(i) is a copy of the cautionary statements.



     Item 7.   Financial Statements, Pro Forma Financial
               Information and Exhibits.

                 (c) 20(i) Cautionary statements under the Private Securities Litigation Reform Act of 1995.



























                        Page 2 of 6 Pages


                            SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized



                                   THE STANLEY WORKS



Date: July 17, 1998      By:       Stephen S. Weddle
                         Name:     Stephen S. Weddle
                         Title:    Vice President,
                                   General Counsel and
                                   Secretary































                              Page 3 of 6 Pages


                          EXHIBIT INDEX

                    Current Report on Form 8-K
                       Dated July 17, 1998



          Exhibit No.                             Page

          20(i)                                     5








































                        Page 4 of 6 Pages
                                               Exhibit 20(i)

                     CAUTIONARY STATEMENTS
  Under the Private Securities Litigation Reform Act of 1995

     Certain statements made in a presentation to analysts today contain forward looking information regarding (1) the expected savings from the activities associated with the resource reallocation, (2) the projected revenue from the sale of new products and (3) the expected synergies from the Atro and Zag acquisitions. This forward looking information is based on assumptions of future events that may not prove to be accurate and, therefore, certain risks and uncertainties are inherent in the company's ability to realize the expectations contained in that information.

     The reallocation of resources is aimed at consolidating multiple manufacturing and distribution facilities, simplifying the organization, changing the workforce composition and standardizing operating mechanisms. The company's ability to achieve savings from the resource reallocation is dependent upon the development and execution of comprehensive plans for the facility consolidations so that among other things, the closures can be executed without a disruption in customer service; the prompt resolution of any labor issues arising from any employee terminations related to the closure of facilities or to changes in the composition of the workforce; the implementation of process improvements in the company's manufacturing operations in order to meet customer requirements for on-time delivery, quality and value; the ability of the organization to complete the transition to a product management structure without losing focus on the business; the ability to recruit, train and retain high level employees with the relevant experience to execute the necessary changes; the availability of vendors to perform non-core functions; the need to respond to significant changes in product demand during the transition; the complexity and ultimate extent of year-2000 compliance efforts; and unforeseen events.

     The achievement of the expected revenue from the sale of new products will depend on the acceptance of those products in the marketplace and the company's ability to satisfy demand for the new products.

     The company's ability to achieve synergies from the Atro and Zag acquisitions (assuming the Zag acquisition is successfully consummated) will be dependent on whether the integration of those operations into the company can be effected in accordance with current plans. If the process of integration does not proceed as expected, the achievement of the expected level of synergies may be jeopardized or delayed.

                              Page 5 of 6 Pages

     The company's ability to achieve the goal of sustained profitable growth will also be affected by external factors that may occur during the remainder of this year. These include pricing pressures within the company's markets and the need to defend market share in the face of intense price competition; other changes in the company's competitive markets; the continued consolidation of customers in consumer channels; increasing global competition; changes in trade, monetary and fiscal policies and laws; inflation; currency exchange fluctuations and the impact of dollar/foreign currency exchange rates on the competitiveness of products; and recessionary or expansive trends in the economies of the world in which the company operates.













                         Page 6 of 6 Pages